NationsBank
NationsBank of Texas, N.A.





                               SEVENTH AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT



                           NATIONSBANK OF TEXAS, N.A.


                                      AND


                           BOLLINGER INDUSTRIES, L.P.
                          A TEXAS LIMITED PARTNERSHIP




                      DATED: EFFECTIVE AS OF MARCH 8, 1996

                               TABLE OF CONTENTS


ARTICLE I - Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2)
     Section 1.1          Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2)

ARTICLE II - Amendments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2)
     Section 2.1          Amendment to Definition of Borrowing Base . . . . . . . . . . . . . . . . . (2)
     Section 2.2          Amendment to Definition of Contract Term  . . . . . . . . . . . . . . . . . (2)
     Section 2.3          Amendment to Definition of Credit Limit . . . . . . . . . . . . . . . . . . (2)
     Section 2.4          Amendment to Definition of Loan Documents . . . . . . . . . . . . . . . . . (2)
     Section 2.5          Amendment to Section 2.1 of the Agreement . . . . . . . . . . . . . . . . . (3)
     Section 2.6          Amendment to Section 2.7 of the Agreement . . . . . . . . . . . . . . . . . (3)
     Section 2.7          Amendment to Section 4.2 of the Agreement . . . . . . . . . . . . . . . . . (3)
     Section 2.8          Addition of Section 6.32 to the Agreement . . . . . . . . . . . . . . . . . (3)
     Section 2.9          Amendment to Section 9.3 of the Agreement . . . . . . . . . . . . . . . . . (4)

ARTICLE III - Ratifications, Representations and Warranties . . . . . . . . . . . . . . . . . . . . . (4)
     Section 3.1          Ratifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4)
     Section 3.2          Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . (4)

ARTICLE IV - Conditions Precedent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4)
     Section 4.1          Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4)

ARTICLE V - Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (5)
     Section 5.1          Consent to Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (5)
     Section 5.2          No Waiver, Reservation of Rights  . . . . . . . . . . . . . . . . . . . . . (6)
     Section 5.3          No Extension of Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . (6)
     Section 5.4          Survival of Representations and Warranties  . . . . . . . . . . . . . . . . (6)
     Section 5.5          Reference to Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . (6)
     Section 5.6          Waiver of Jury Trial  . . . . . . . . . . . . . . . . . . . . . . . . . . . (6)
     Section 5.7          Arbitration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (7)
     Section 5.8          Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (8)
     Section 5.9          Parties Bound . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (8)
     Section 5.10         Cumulative Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (8)
     Section 5.11         Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (8)
     Section 5.12         Multiple Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . (8)
     Section 5.13         Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (8)

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NATIONSBANK
NATIONSBANK OF TEXAS, N.A.


                               SEVENTH AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT

         THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "AMENDMENT") is dated as of March 8, 1996, and entered into by and between NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER") with offices at 901 Main Street, 7th Floor, Dallas, Texas 75201, and BOLLINGER INDUSTRIES, L.P., a Texas limited partnership ("BORROWER") with offices at 222 Airport Freeway, Irving, Texas 75062.

         WHEREAS, Lender and Borrower have entered into a Loan and Security Agreement (the "AGREEMENT"), dated as of September 9, 1994;

         WHEREAS, Lender and Borrower on October 28, 1994 have entered into a First Amendment to Loan and Security Agreement (the "FIRST AMENDMENT"), which was dated effective as of September 9, 1994;

         WHEREAS, Lender and Borrower on December 8, 1994 have entered into a Second Amendment to Loan and Security Agreement (the "SECOND AMENDMENT");

         WHEREAS, Lender and Borrower on March 3, 1995 have entered into a Third Amendment to Loan and Security Agreement (the "THIRD AMENDMENT"), which was dated effective as of December 31, 1994;

         WHEREAS, Lender and Borrower on May 15, 1995 have entered into a Fourth Amendment to Loan and Security Agreement (the "FOURTH AMENDMENT"), which was dated effective as of January 31, 1995; and

         WHEREAS, Lender and Borrower, effective on September 9, 1995, have entered into a Fifth Amendment to Loan and Security Agreement (the "FIFTH AMENDMENT"); and

         WHEREAS, Lender and Borrower, effective on December 29, 1995, have entered into a Sixth Amendment to Loan and Security Agreement (the "SIXTH AMENDMENT") (the Agreement together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment shall hereinafter be referred to as the "AGREEMENT"); and

         WHEREAS, Lender and Borrower desire to further amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:


SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                    Page 1 of 14

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   AMENDMENTS

         Section 2.1      AMENDMENT TO DEFINITION OF BORROWING BASE.
Effective as of the date hereof, the definition of "Borrowing Base" contained in
Article I of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "BORROWING BASE" means, until the sale of Borrower's health care division has been consummated, eighty percent (80%) of the amount of Eligible Accounts plus the lesser of (i) fifty percent (50%) of the amount of Eligible Inventory or (ii) the sum of an amount equal to eighty percent (80%) of the amount of Eligible Accounts plus One Million Five Hundred Thousand Dollars ($1,500,000). From and after the earlier of (x) April 30, 1996, or (y) the date the sale of Borrower's health care division is consummated, "Borrowing Base" means (i) eighty percent (80.0%) of the amount of Eligible Accounts, plus (ii) fifty percent (50.0%) of the amount of Eligible Inventory (provided, however, that the advance rate adjusted amount of Eligible Inventory constituting part of the Borrowing Base at any time following the sale of Borrower's health care division shall not exceed the advance rate adjusted amount of Eligible Accounts constituting part of the Borrowing Base at any time).

         Section 2.2 AMENDMENT TO DEFINITION OF CONTRACT TERM. Effective as of the date hereof, the definition of "Contract Term" contained in Article I of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "CONTRACT TERM" means the period beginning on the effective date specified in the preamble of this Agreement and continuing through May 8, 1996.

         Section 2.3 AMENDMENT TO DEFINITION OF CREDIT LIMIT. The definition of "Credit Limit" contained in Article I of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "CREDIT LIMIT" means Twenty-Two Million Five Hundred Thousand and No/100 Dollars ($22,500,000).

         Section 2.4 AMENDMENT TO DEFINITION OF LOAN DOCUMENTS. The definition of "Loan Documents" contained in Article I of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "LOAN DOCUMENTS" means this Agreement, the Revolving Note, the First Amended and Restated Revolving Note - Overline, the Demand Note, the First Amendment to Loan and Security Agreement dated effective as of September 9, 1994, the Second Amendment to Loan and Security Agreement dated as of December 8, 1994, the Third Amendment to Loan and Security Agreement dated effective as of December 31, 1994, the Fourth Amendment to Loan and Security Agreement dated effective as of January 31, 1995, the Fifth Amendment to Loan


SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                    Page 2 of 14
                 and Security Agreement dated as of September 9, 1995, the Sixth Amendment to Loan and Security Agreement dated as of December 29, 1995, the Seventh Amendment to Loan and Security Agreement dated as of March 8, 1996, each application and agreement for letter of credit or other letter of credit reimbursement agreement, each Guaranty, the NBF Security Agreement, the Security Agreement dated as of March 8, 1996, executed by BII to the Lender, and all other documents or agreements executed in connection therewith, and also includes any and all renewals, extensions, modifications or amendments of any of any of the foregoing.

         Section 2.5 AMENDMENT TO SECTION 2.1 OF THE AGREEMENT. The last two sentences of Section 2.1 of the Agreement are hereby amended and restated to read in their entirety as follows:

                 Notwithstanding any term, provision or condition contained in this Agreement to the contrary, the Lender shall never be obligated to make advances to Borrower under the Revolving Credit Facility which would cause the aggregate outstanding balance of all loans and advances under the Revolving Credit Facility to exceed the lesser of the Borrowing Base or the Credit Limit.

         Section 2.6      AMENDMENT TO SECTION 2.7 OF THE AGREEMENT.  Section
2.7 of the Agreement is hereby amended and restated to read in its entirety as follows:

                 2.7      INTENTIONALLY DELETED.

         Section 2.7      AMENDMENT TO SECTION 4.2 OF THE AGREEMENT.  Section
4.2 of the Agreement is hereby amended and restated to read in its entirety as follows:

                 4.2 LOANS UNDER REVOLVING FACILITY. As a condition to each loan under the Revolving Facility, each of the following requirements must be satisfied: (a) Borrower shall be current with respect to the delivery of all items as required under paragraph 4.1, and the Borrowing Base must be confirmed by Lender, (b) the amount outstanding under the Revolving Facility, immediately following funding of the amount of the loan requested will not exceed the lesser of the Borrowing Base then in effect or the Credit Limit, (c) all representations and warranties contained in Article III and
                 Article V hereof shall be true, correct and complete in all material respects and (d) no Event of Default shall have occurred and be continuing, or shall result from such loan. Any request for a loan under the Revolving Facility at a time when any of the foregoing requirements is not satisfied may be declined by Lender without prior notice.

         Section 2.8      ADDITION OF SECTION 6.32 TO THE AGREEMENT.  A new
Section 6.32 is hereby added to the Agreement to read in its entirety as follows:

                 6.32 RESTRICTED PAYMENTS. Without the prior written consent of Lender, Borrower will not declare or pay any dividends or make any other payment or distribution (in cash, property, or obligations) (excluding salaries paid to officers and other employees in the ordinary course of business and consistent with past practice and excluding nominal director's fees and expenses) to its partners (general or limited), officers, directors, or employees, or on account of its partnership interests (general or limited), or redeem, purchase, retire, or otherwise acquire any of its partnership interests (general or limited), or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its partnership


SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                    Page 3 of 14
                 interests (general or limited) or for any redemption, purchase, retirement, or other acquisition of any of its partnership interests (general or limited), or grant or issue any partnership interests (general or limited) or any warrant, right, or option pertaining to its partnership interests (general or limited), or issue any security convertible into general or limited partnership interests.

         Section 2.9      AMENDMENT TO SECTION 9.3 OF THE AGREEMENT.  Section
9.3 of the Agreement is hereby amended and restated to read in its entirety as follows:

                 9.3 NOTICES. Any consent, approval, notice, request, or demand from one party to another must be made in writing to be effective, and shall be deemed to have been given on the third Business Day after its deposit in the United States mail, postage prepaid and properly addressed, by certified or registered mail, return receipt requested, or on the Business Day on which it is actually delivered by messenger delivery, telecopy or other electronic transmission, whichever is earlier. The address of each party for the purposes hereof is as follows:

                          Borrower:
                          --------

                          Bollinger Industries, L.P.
                          222 Airport Freeway
                          Irving, Texas  75062

                          Attention:       Stephen P. Richman
                                           Chief Financial Officer

                          Telecopy:        (214) 438-8471

                          Lender:
                          ------

                          NationsBank of Texas, N.A.
                          901 Main Street, 11th Floor
                          Dallas, Texas  75202

                          Attention:       Greg Nicholas

                          Telecopy:        (214) 508-2588

                 or such other address as may hereafter be designated and delivered in writing.

                                  ARTICLE III

                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         Section 3.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, including, without limitation, all financial covenants contained therein, are ratified and confirmed and shall continue in full force and effect. Lender and Borrower agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms. In furtherance and not in limitation of the provisions of this Section 3.1, Borrower hereby waives and releases any and all claims or offsets against, or


SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                    Page 4 of 14
defenses to, the payment and performance of the Obligations that Borrower may have at law, in equity or otherwise, based on any and all actions or alleged actions, omissions or related omissions of Lender or any of Lender's affiliates, directors, officers, employees, attorneys, representatives or agents which have occurred on or prior to March 8, 1996, and Borrower hereby represents and warrants that no such claims, offsets or defenses exist as of such date.

         Section 3.2 REPRESENTATIONS AND WARRANTIES. Borrower, BII, BOC and NBF each hereby represent and warrant to Lender that the execution, delivery and performance of this Amendment and all other Loan Documents to which Borrower, BII, BOC or NBF is or is to be a party hereunder (hereinafter referred to collectively as the "LOAN DOCUMENTS") executed and/or delivered in connection herewith, have been authorized by all requisite corporate or partnership action, as applicable, on the part of Borrower, BII, BOC and NBF and will not violate the Articles of Incorporation, Bylaws or Partnership Agreement of Borrower, BII, BOC or NBF, as applicable. There has been no material adverse change in the business, operations, financial condition, profits or prospects, or in the Collateral, of Borrower or NBF, since November 16, 1995, except as previously disclosed to Lender or publicly disclosed, and there has been no change in the officers of Borrower or any Guarantor since November 16, 1995. The Articles of Incorporation, Bylaws or Partnership Agreement, as applicable, of the General Partner of Borrower and each Guarantor have not been altered, amended, rescinded or revised since November 16, 1995. Borrower, BII, BOC and NBF hereby jointly and severally represent and warrant to Lender that (i) Borrower and NBF own all of the Eligible Accounts and Eligible Inventory described on each Borrowing Base Report previously or hereafter delivered to Lender, (ii) BII conducts no operations and owns no material assets other than the stock of BOC and BHC, (iii) BOC and BHC conduct no operations other than the ownership of partnership interests in Borrower, of which BOC is the sole general partner and BHC is the sole limited partner, and
(iv) BOC and BHC own no material assets other than their respective partnership interests in Borrower.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         Section 4.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by the Lender):

                 (a) Lender shall have received all of the following, each dated (unless otherwise indicated) as of the date of this Amendment, in form and substance satisfactory to Lender in its sole discretion:

                          (i) Secretary's Certificate. A Secretary's Certificate dated as of even date with the date this Amendment is executed from the General Partner of Borrower and each Guarantor certifying as to corporate resolutions authorizing the execution and delivery of this Amendment.

                          (ii)    Amendment.  This Amendment, duly executed.


SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                    Page 5 of 14

                          (iii)   Opinion of Counsel to Borrower and
                 Guarantors. An opinion of counsel for Borrower and each Guarantor, respectively, in form and substance reasonably satisfactory to Lender dated as of even date with the date this Amendment is executed.

                          (iv) BII Security Agreement. A security agreement, in form and substance acceptable to Lender, executed by BII, pursuant to which BII grants to Lender a security interest in its accounts and inventory, together with such financing statements, in form and substance satisfactory to Lender, as Lender deems necessary or appropriate to perfect the security interests granted in such Security Agreement.

                          (v) Evidence of Transfer. Evidence of the transfer of the limited partnership interests in Borrower from BII to BHC.

                          (vi) Other Documents. Borrower shall have executed and delivered such other documents and instruments as Lender may reasonably require.

                          (vii) Legal and Professional Fees. Borrower shall have paid all fees and expenses of Lender's accountants and legal counsel incurred in connection with the Revolving Facility and the Loan Documents, including this Amendment, and the interpretation and enforcement thereof.

                 (b) All partnership or corporate proceedings, as applicable, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Lender.

                                   ARTICLE V

                                 MISCELLANEOUS

         Section 5.1 CONSENT TO SALE. Lender consents to the sale by Borrower of its health care division provided that any Eligible Inventory owned by Borrower's health care division is removed from the Borrowing Base concurrently with such sale, and Borrower provides Lender with a Borrowing Base Report concurrently with such sale showing the recalculated Borrowing Base, and provided further that all cash proceeds of such sale must be retained by Borrower as working capital and may not be loaned, advanced, distributed or paid to any partner (limited or general), officer, director or employee of Borrower.

         Section 5.2 WAIVER OF DEFAULTS. Borrower has notified Lender that Borrower is in violation of the covenants contained in Section 6.21 of the Agreement. Lender hereby waives the noncompliance by Borrower with the provisions of Section 6.21 of the Agreement through and including May 8, 1996, and not thereafter. The foregoing waiver does not permit Borrower to fail to comply with any other provision of the Agreement or any other Loan Document.

         Section 5.3 NO WAIVER, RESERVATION OF RIGHTS. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under the Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The waiver by Lender of compliance with the provisions of Section 6.21 of the Agreement provided in this Amendment does not constitute a waiver of such provisions beyond the time specified in this Amendment, and does not constitute


SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                    Page 6 of 14
a waiver of any other condition of the Agreement and the other Loan Documents. Notwithstanding any failure by Lender to insist on strict compliance by Borrower with the terms of the Agreement or any other Loan Document in the past, or any forbearance by Lender in exercising its rights and remedies under the Agreement and the other Loan Documents, including any past waivers by Lender of Events of Default under the Agreement or any other Loan Document, Lender will insist on strict compliance with the terms of the Agreement and the other Loan Documents in the future. Any future failure by Borrower to comply strictly with the terms of the Agreement and the other Loan Documents may result in the Lender's pursuit of its rights and remedies existing by virtue of the Agreement and the other Loan Documents or existing at law or in equity. Lender expressly reserves the right to exercise any and all rights or remedies available to Lender under the Loan Documents, at law or in equity, with respect to any present or future Events of Default unless the same are waived in writing by Lender. No failure on the part of Lender to exercise, or delay by Lender in exercising, its rights and remedies under the Loan Documents shall constitute a waiver of any existing or future Event of Default.

         Section 5.4 NO EXTENSION OF MATURITY. Notwithstanding that Lender has continued to make credit available to Borrower in the past and has renewed and extended the credit facility evidenced by the Loan Documents in the past, Borrower acknowledges that Lender has no obligation to continue to make credit available to Borrower under the Revolving Facility after May 8, 1996. Lender hereby notifies Borrower that, notwithstanding any previous renewals or extensions of credit to Borrower, Lender will not continue to make credit available to Borrower after May 8, 1996, and that the Obligations shall be due and payable in full on May 8, 1996.

         Section 5.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

         Section 5.6 REFERENCE TO AGREEMENT. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 5.7 WAIVER OF JURY TRIAL. THE PARTIES HERETO AGREE THAT NEITHER PARTY SHALL REQUEST A TRIAL BY JURY IN THE EVENT OF LITIGATION BETWEEN THEM CONCERNING THE LOAN DOCUMENTS OR ANY CLAIMS OR TRANSACTIONS IN CONNECTION THEREWITH, IN EITHER A STATE OR FEDERAL COURT, THE RIGHT TO TRIAL BY JURY BEING EXPRESSLY WAIVED BY BOTH LENDER AND BORROWER. LENDER AND BORROWER EACH ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

         Section 5.8      ARBITRATION.   ANY CONTROVERSY OR CLAIM BETWEEN OR
AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND


SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                    Page 7 of 14

MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION.
ANY PARTY TO THIS AMENDMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AMENDMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                 (a) Special Rules. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT THE TIME OF THIS AMENDMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE.
         ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                 (b) Reservation of Rights. NOTHING IN THIS AMENDMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AMENDMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR
         (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR
         (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AMENDMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         No provision in the Loan Documents regarding waiver of trial by jury or submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any controversy or claim.

         Section 5.9 GOVERNING LAW. THIS AMENDMENT, AND ALL DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, PROVIDED, THAT TO THE EXTENT FEDERAL LAW WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, THEN WITH RESPECT TO THE PROVISIONS OF ANY LAW WHICH PURPORT TO LIMIT THE AMOUNT OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED OR RECEIVED IN CONNECTION WITH ANY OF THE OBLIGATIONS, SUCH FEDERAL LAW SHALL APPLY.


SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                   Page 8 of 14

         Section 5.10 PARTIES BOUND. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender, and their respective successors in interest and assigns. Borrower may not assign any right, power, duty, or obligation under this Amendment, or any document or instrument executed in connection herewith, without the prior written consent of Lender. Subject to any applicable rules, regulations or laws of governmental authorities relating to the non-assignability of loans or other assets of Lender, Lender may not assign any of its rights, powers, duties or obligations under this Amendment, or any document or instrument executed in connection herewith, without the prior written consent of Borrower. This Amendment is intended for the benefit of Borrower and Lender, and their respective successors in interest and assigns only, and may not be relied upon by any other Person.

         Section 5.11 CUMULATIVE RIGHTS. All rights and remedies of Lender under the Loan Documents are cumulative, and are in addition to rights and remedies available to Lender by law. Such rights and remedies may be exercised concurrently or successively, at such times as Lender may determine in its discretion. Borrower waives any right to require marshaling.

         Section 5.12 SEVERABILITY. If any provision of this Amendment is held to be illegal, invalid, or unenforceable under any present or future laws effective during the Contract Term, such provisions shall be fully severable, and this Amendment shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Amendment. In such case, the remaining provisions of the Amendment shall remain in full force and effect and shall not be affected thereby.

         Section 5.13 MULTIPLE COUNTERPARTS. This Amendment may be executed simultaneously in one or more multiple originals, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

         Section 5.14     SURVIVAL.  All covenants, agreements,
representations, and warranties made by Borrower herein shall survive the execution, delivery, and closing of this Amendment, and all documents executed in connection herewith, and shall not be affected by any investigation made by any party.

         THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                    Page 9 of 14

         IN WITNESS WHEREOF, the parties have executed this Amendment under seal on March 14, 1996 to be effective as of March 8, 1996.

                                        "BORROWER"

                                        BOLLINGER INDUSTRIES, L.P.,
                                        A TEXAS LIMITED PARTNERSHIP

                                        By:      Bollinger Operating Corp.,
                                                 A Nevada corporation,
                                                 General Partner

                                                 By: /s/ GLENN D. BOLLINGER
                                                 ------------------------------
                                                 Name:  Glenn D. Bollinger
                                                 Title: Chairman and Chief
                                                        Executive Officer


THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, Chairman and Chief Executive Officer of Bollinger Operating Corp., the general partner of Bollinger Industries, L.P., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said BOLLINGER INDUSTRIES, L.P., a Texas limited partnership, and that he executed the same on behalf of Bollinger Operating Corp. as the general partner of Bollinger Industries, L.P., as the act of such limited partnership for the purposes and consideration therein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 14th day of March,
1996.


     [SEAL]                             /s/ DONNA M. MALIZIA
                                        -----------------------------------
DONNA M. MALIZIA                        NOTARY PUBLIC, STATE OF TEXAS
 NOTARY PUBLIC
STATE OF TEXAS

My Commission Expires:                  Donna M. Malizia
                                        -----------------------------------
    11-09-98                            (Printed Name of Notary)
- - ----------------------


SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                  Page 10 of 14

         AGREED AND ACCEPTED on March 14, 1996 to be effective as of March 8, 1996.

                                        "LENDER"

                                        NATIONSBANK OF TEXAS, N.A.


                                        By: /s/ GREG NICHOLAS
                                           --------------------------------
                                        Name:    Greg Nicholas
                                        Title:   Vice President


THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Greg Nicholas, Vice President, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said NATIONSBANK OF TEXAS, N.A., a national banking association, and that he executed the same as the act of such banking association for the purposes and consideration therein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 14th day of March,
1996.

                                        /s/ DONNA M. MALIZIA
                                        -----------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:                  Donna M. Malizia
                                        -----------------------------------
    11-09-98                            (Printed Name of Notary)
- - ----------------------

SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                   Page 11 of 14

                          CONSENTS AND REAFFIRMATIONS


         BOLLINGER INDUSTRIES, INC., BOLLINGER OPERATING CORP. AND NBF, INC. ("NBF"), each jointly and severally hereby acknowledge the execution of, and consent to, the terms and conditions of that Seventh Amendment to Loan and Security Agreement dated effective as of March 8, 1996, between Bollinger Industries, L.P. and NationsBank of Texas, N.A. ("LENDER") and
    (i) reaffirms their respective obligations under those certain Guaranty By Corporation (the "GUARANTIES") each dated as of September 9, 1994, made by the undersigned in favor of the Lender, and acknowledge and agree that the Guaranties remain in full force and effect and the Guaranties are hereby ratified and confirmed; and (ii) NBF reaffirms its obligations under that certain Security Agreement (the "SECURITY AGREEMENT") dated as of September 9, 1994, made by NBF in favor of the Lender and acknowledges and agrees that the Security Agreement remains in full force and effect and the Security Agreement is hereby ratified and confirmed.

         EXECUTED on March 14, 1996 to be effective as of March 8, 1996.

                                        GUARANTOR:

                                        BOLLINGER INDUSTRIES, INC.


                                        By: /s/ Glenn D. Bollinger
                                           ------------------------------------
                                        Name:   Glenn D. Bollinger
                                        Title:  Chairman and Chief
                                                Executive Officer

                                        GUARANTOR:

                                        BOLLINGER OPERATING CORP.


                                        By: /s/ Glenn D. Bollinger
                                           ------------------------------------
                                        Name:   Glenn D. Bollinger
                                        Title:  Chairman and Chief
                                                Executive Officer

                                        GUARANTOR:

                                        NBF, INC.


                                        By: /s/ Glenn D. Bollinger
                                           ------------------------------------
                                        Name:   Glenn D. Bollinger
                                        Title:  Vice Chairman


SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                  Page 12 of 14

THE STATE OF TEXAS                        )
                                          )
COUNTY OF DALLAS                          )

         BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said Bollinger Industries, Inc., and that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 14th day of March,
1996.


   [SEAL]                               /s/ Donna M. Malizia
                                        ----------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS


My Commission Expires:                  Donna M. Malizia
11-09-98                                ----------------------------------------
- - ----------------------                  (Printed Name of Notary)




THE STATE OF TEXAS                        )
                                          )
COUNTY OF DALLAS                          )

         BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said Bollinger Operating Corp., and that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 14th day of March,
1996.


                                        /s/ Donna M. Malizia
   [SEAL]                               ----------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:                  Donna M. Malizia
11-09-98                                ----------------------------------------
- - ----------------------                  (Printed Name of Notary)


SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                   Page 13 of 14

THE STATE OF TEXAS                        )
                                          )
COUNTY OF DALLAS                          )

         BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said NBF, Inc., and that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 14th day of March,
1996.


                                        /s/ Donna M. Malizia
   [SEAL]                               ----------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS


My Commission Expires:                  Donna M. Malizia
11-09-98                                ----------------------------------------
- - --------------------                    (Printed Name of Notary)



SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT                  Page 14 of 14

NationsBank
NationsBank of Texas, N.A.




                               SECURITY AGREEMENT


         This Security Agreement dated effective March 8, 1996 is executed and delivered by BOLLINGER INDUSTRIES, INC., a Delaware corporation to NATIONSBANK OF TEXAS, N.A.

                                  Definitions

The following definitions shall apply throughout this Agreement:

         "BORROWER" means BOLLINGER INDUSTRIES, L.P., a Texas limited partnership, with its principal place of business located in Dallas County, Texas, and its successors and permitted assigns.

         "COLLATERAL" means collectively all of the following, now owned and hereafter acquired by Debtor: Receivables, Inventory, and all computer programs, applications, discs, software, files and other records pertaining to any Collateral, as well as any accessions, additions and attachments thereto and proceeds and products thereof, including without limitation, all products and proceeds consisting of cash, accounts, inventory, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom and in and to all returned or repossessed goods arising from or relating to any of such property or other proceeds of any other sale or other disposition of such property.

         "DEBTOR" means Bollinger Industries, Inc., a Delaware corporation with its principal place of business located in Dallas County, Texas.

         "GUARANTY" means the certain Guaranty agreement dated as of September 9, 1994, executed and delivered by Debtor (pursuant to the Loan and Security Agreement) to and for the benefit of Secured Party, and any amendments, modifications, supplements or restatements thereof.

         "INVENTORY" means all inventory now or hereafter owned, acquired, possessed or held on consignment or for sale or return by Debtor, including all goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property, wheresoever located, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts for service or used or consumed in Debtor's businesses and additions and accessions thereto and contracts with respect thereto and all documents of title evidencing or representing any part thereof, and all products and proceeds thereof. "Inventory" also includes returned inventory.

         "LOAN AND SECURITY AGREEMENT" means the certain Loan and Security Agreement dated as of September 9, 1994, between Borrower and Secured Party, and any renewals, extensions, amendments, modifications, supplements or restatements thereof.

         "OBLIGATIONS" means (i) all "Obligations" as defined in the Loan and Security Agreement (which definition is incorporated herein by reference) and (ii) all obligations and indebtedness of Debtor under the Guaranty, and (iii) any and all renewals, extensions, or modifications thereof.

         "RECEIVABLES" means all of Debtor's now owned or existing accounts as well as any and all accounts that may hereafter arise or be acquired by Debtor, and all the proceeds and products thereof, including without limitation, all notes, drafts, acceptances, instruments and chattel paper arising therefrom, and all returned or repossessed goods arising from or relating to any such accounts, or other proceeds of any sale or other disposition of Inventory.

         "SECURED PARTY" means NATIONSBANK OF TEXAS, N.A., a national bank with its principal place of business located in Dallas County, Texas, and its successors and assigns, including specifically any party to whom Secured Party, or its successors or assigns, may assign its rights and interests under this Agreement.

Terms defined in the Loan and Security Agreement but not otherwise defined above, wherever used in this Agreement, shall have the same meanings as are prescribed by the Loan and Security Agreement, which meanings are incorporated herein by reference.

                                    Recitals

         a. Borrower and Secured Party have executed and entered into the Loan and Security Agreement, which provides for loans to be made and letters of credit to be issued by Secured Party to or for the account of Borrower on the terms and conditions prescribed therein.

         b. In connection with the Loan and Security Agreement, Secured Party has determined that extensions of credit to Borrower thereunder are conditioned upon additional credit and security support from Debtor, as provided herein. Because of the inter-relationships between Borrower and Debtor, and their respective operations, Debtor has determined that providing such additional credit and security support is within its corporate purpose, will be of direct and indirect benefit to Debtor and is in its best interest.

NOW THEREFORE, for value received, and in consideration of the mutual agreements and benefits under the Loan Documents, Debtor hereby agrees as follows:


                         ARTICLE I.  SECURITY INTEREST

         1.1 SECURITY INTEREST. Debtor hereby grants and assigns to Secured Party, a continuing security interest and lien in and to all Collateral to secure full payment and performance of the Obligations.

         1.2 PERFECTION AND PROTECTION SECURITY INTEREST. Debtor shall perform, at its expense, all action requested by Secured Party at any time to perfect, maintain, protect, and enforce Secured Party's security interests in the Collateral, including without limitation executing and filing financing statements and amendments thereof, in form and substance satisfactory to Secured Party; delivering to Secured Party the originals of all Collateral the possession of which is required for perfection of Secured Party's security interests, duly endorsed or assigned to Secured Party without restriction; placing notations on books of account to disclose Secured Party's security interests; and such other steps as are deemed necessary by Secured Party to maintain its security interests. In the event any of the Receivables at any time is evidenced by a promissory note or other instrument, Debtor will immediately notify Secured Party and deliver such instrument to Secured Party, duly endorsed payable to the order of Secured Party. So long as this Agreement is in effect and until all Obligations have been fully satisfied, Secured Party's security interest and lien hereunder shall continue in full force and effect in all Collateral, except as otherwise specifically provided in paragraph 9.1 of the Loan and Security Agreement.

         1.3 PRIORITY. Secured Party's security interests in the Collateral granted herein at all times shall be and remain first, prior and senior to any other interests in the Collateral, except as may be expressly agreed otherwise by Secured Party in writing. Debtor represents to Secured Party that no other security interests, liens or other encumbrances exist with respect to any of the Collateral, except: (i) Permitted Liens and (ii) as disclosed in Exhibit 1.3.

         1.4 LOCATION OF COLLATERAL. Debtor represents and warrants to Secured Party that all of its books and records relating to the Collateral are located at Debtor's chief executive office located in Dallas County, Texas, and at such other locations, if any, as are specified in Exhibit 1.4. Exhibit 1.4 correctly identifies the locations where all Inventory of Debtor will be maintained, and if any such location is a leased location, the name and address of the owner thereof. Debtor agrees that it will not maintain any Collateral at any location other than its chief executive office and those listed in
Exhibit 1.4 unless it gives Secured Party at least 30 days prior written notice and executes such financing statements and other documents as Secured Party may request in connection therewith.

         1.5 FIELD EXAMINATIONS; INSPECTIONS. Secured Party shall have the right once during a twelve month period or, if an Event of Default has occurred and is continuing, an unlimited number of times without hindrance or delay to conduct field examinations to inspect the Collateral and to inspect, audit and copy Debtor's books, records, journals, correspondence and other records and data relating to the Collateral or Debtor's business. Secured Party is authorized to discuss Debtor's affairs with any Person, including without limitation employees of Debtor, as Secured Party may deem necessary in relation to the Collateral, Debtor's financial condition or Secured Party's rights under the Loan Documents. Debtor agrees to pay Secured Party's customary fees and disbursements relating to such field examinations, provided, however, that Debtor's responsibility for such fees and disbursements shall, when aggregated with Borrower's obligation under paragraph 3.5 of the Loan and Security Agreement, be limited to $5,000.00 per twelve month period if no Event of Default has occurred. Secured Party shall have full access to all records available to Debtor from any credit reporting service, bureau or similar service and shall have the right to examine and make copies of any such records. Secured Party may exhibit a copy of this Agreement to such service and such service shall be entitled to rely on the provisions hereof in providing access to Secured Party as provided herein.

         1.6 COLLATERAL REPORTS. At Secured Party's request, on or before the last day of each calendar month, Debtor shall execute and deliver to Secured Party, in form satisfactory to Secured Party, a collateral report prepared as of the last day of the immediately preceding month setting forth a certification of Eligible Accounts and Eligible Inventory (as those terms are defined in the Loan and Security Agreement) included within the Collateral. Each such report shall include a reconciliation of the calculation of the Eligible Accounts and Eligible Inventory as certified in the most recent of such reports delivered to Secured Party, and be accompanied by such documents and supporting information relating to Eligible Accounts and Eligible Inventory as Secured Party may reasonably request. Debtor shall maintain, and shall furnish to Secured Party at Secured Party's reasonable request, such supporting documents or copies as Secured Party may require including, but not limited to: a schedule of Eligible Accounts created, and Eligible Inventory purchased and received, since the previous of such reports delivered to Secured Party; copies of invoices and supporting delivery or service records in connection therewith; a schedule of collections received; copies of credit memos or other advices of credit or reductions against amounts previously billed; and such other reports as Secured Party may reasonably request from time to time. If any of such records or reports are prepared by an accounting service or other agent, Debtor hereby authorizes such service or agent to deliver such records, reports and related documents to Secured Party. Secured Party may exhibit a copy of this Agreement to any such service or agent and such service or agent shall be entitled to rely on the provisions hereof in providing such documentation to Secured Party. Each such report shall bear a signed statement by an authorized officer of Debtor certifying the accuracy and completeness of all information included therein and shall incorporate therein by reference, as if fully set forth therein, all the terms and provisions hereof. The execution and delivery of each such report shall in each instance constitute an agreement, representation and warranty by Debtor to Secured Party that, except for the first, prior and senior Lien of Secured Party therein: Debtor is the sole owner of and has full unrestricted power to grant to Secured Party a continuing Lien in and to all Collateral included therein free from any Lien, other than Permitted Liens subordinate to the first, prior and senior Lien of Secured Lender; each account included therein is in existence, unconditional and valid, and arose from a bona fide outright sale of Inventory by Debtor, in the ordinary course of business, for liquidated amounts as set forth in such report, and such Inventory has been delivered or provided to the respective account debtors; no account included therein arose in connection with a contract or assignment which purports to make an assignment or security interest therein void or conditions such assignment or security interest on consent of the account debtor; no account is subject to any sale, assignment, claim or security interest of any character and Debtor will not make any sale or other assignment thereof or create any other security interest therein; no account is subject to any claim for credit, deduction, allowance, extension or adjustment, defense, dispute, setoff or counterclaim, except for discounts for early payment allowed by Debtor in the ordinary course of business as previously disclosed to Secured Party and as reflected on the face of the invoice evidencing such account; all Inventory reflected in such report is held for sale in the ordinary course of Debtor's business, and no such Inventory is located at any location in breach of the requirements of this Agreement and no negotiable documents have been issued in respect of any such Inventory; no Inventory reflected in such report is returned Inventory subject to the restrictions of paragraph 3.9 of the Loan and Security Agreement unless otherwise disclosed to Secured Party in writing.

         1.7 AGING REPORTS. Contemporaneously with the delivery by Borrower to Secured Party of each Borrowing Base Report, and in any event on or before the last day of each calendar month, Debtor shall furnish to Secured Party a report of amounts owing on all accounts included within the Receivables, showing an aging analysis in form satisfactory to Secured Party. At Secured Party's request any such report shall include a listing of the name and complete address of each account debtor and such other information as Secured Party may request.

         1.8 RECEIVABLES; COLLECTIONS. All collections and proceeds of Receivables shall be subject to an express trust for the benefit of Lender. Unless expressly agreed otherwise by Lender in writing, all collections and proceeds of Receivables shall be directed daily to a lock box established at Lender for deposit daily to one or more blocked collection accounts approved by Lender for such purpose. All collected funds from such deposits shall be applied directly to the Obligations, subject to two Business Days collection time for clearance, in a manner determined by Lender in its discretion, provided that for the sole purpose of calculating the amount that may remain outstanding to Borrower under the Revolving Facility, from time to time, such checks shall be assumed to be collected and applied in reduction of the Obligations as of the Business Day of receipt by Lender. Debtor will not use, dispose, withhold or otherwise exercise dominion over any proceeds of Receivables except as expressly allowed by this Agreement. In the event Debtor at any time receives any collections or proceeds of Receivables, Debtor shall promptly deliver same to Lender in the form received, with any necessary endorsement to the order of Lender. Debtor agrees that it will not commingle proceeds of Receivables with any other funds, and that no deposits will be made to any blocked collection account other than collections and proceeds of Receivables. Debtor shall have no right of withdrawal, transfer or access to any blocked collection account, and all amounts from time to time deposited to any such blocked collection account shall remain subject to Lender's interests under this Agreement and under the Loan Documents. Debtor shall promptly report to Lender in writing any instance in which a dispute of Receivables by an account debtor involves an amount in excess of $100,000.00. Debtor agrees that it will not settle, adjust, compromise or discharge any such Receivables or extend the time for payment without Lender's consent.

         1.9 INVENTORY. Debtor represents and warrants to Secured Party that all Inventory shall be held for sale or use in the ordinary course of Debtor's business, and is and will be fit for such purpose. Debtor will keep the Inventory (other than obsolete or defective Inventory) in good and marketable condition, at its own expense. All sales of Inventory shall be in accordance with applicable law.
At least once per calendar year, Debtor will conduct a physical count of the Inventory or a rolling physical inventory on a cycle count basis covering all lines of business, and at Secured Party's request Debtor shall promptly supply Secured Party with a copy of such count or a report, in form and substance satisfactory to Secured Party, of the rolling physical inventory. No negotiable documents have been issued in respect of any Inventory, and none shall be issued without prior written notice to Secured Party and, at Secured Party's request, completion of arrangements satisfactory to Secured Party for possession of such negotiable documents to be delivered to Secured Party. No Inventory is held by Debtor on consignment or approval, or on a sale or return, bill-and-hold, guaranteed sale, repurchase or similar basis and no Inventory has been sold or delivered to any Person on consignment or approval, or an a sale or return, bill-and-hold, guaranteed sale, repurchase or similar basis except as disclosed in Exhibit 1.9 attached hereto. Debtor will not acquire or accept any Inventory on consignment or approval, or on a sale or return, bill-and-hold, guaranteed sale, repurchase or similar basis without the prior written consent of Secured Party and Debtor will not sell any Inventory on consignment or approval, or on a sale or return, bill-and-hold, guaranteed sale, repurchase or similar basis without the prior written consent of Secured Party. All cash receipts, if any, from time to time received by Debtor in respect of the sale of Inventory, including without limitation cash, checks or similar items, shall be subject to an express trust for the benefit of Secured Party and shall be directed daily to a lock box established at Lender for deposit daily to one or more blocked collection accounts approved by Lender for such purposes. Debtor shall promptly report to Secured Party in writing any instance in which Inventory returned by an account debtor involves an amount in excess of $250,000.00 and, unless Secured Party agrees otherwise, all such returned Inventory shall be segregated from all other Inventory, and shall not be reported as Eligible Inventory, unless and until Debtor demonstrates to Secured Party's satisfaction that such returned Inventory is in saleable condition and meets all criteria for Eligible Inventory. Unless otherwise agreed by Secured Party, the amount of Debtor's accounts relating to all returned Inventory shall be deemed excluded from Eligible Accounts. All returned Inventory shall be subject to Secured Party's continuing security interests under this Agreement. Notwithstanding anything herein or elsewhere to the contrary, Debtor may enter into any consignment sale of Inventory having a fair market value not to exceed $100,000.00 so long as Debtor gives Secured Party prior written notice of such consignment; provided that such consigned Inventory shall not be considered Eligible Inventory for purposes of the Loan and Security Agreement. The foregoing provisions of this paragraph 1.9 are subject to the last sentence of paragraph 3.9 of the Loan and Security Agreement.

         1.10 INSURANCE. Debtor shall keep and maintain adequate insurance with respect to its business and all Collateral, written by insurers acceptable to Secured Party. Such insurance shall be with respect to loss, damages, and liability of amounts not less than reasonably requested by Secured Party, and shall include, at minimum, extended coverage insurance, insurance against business interruption, insurance for workers compensation, and insurance for general premises liability, fire, theft, burglary, pilferage, loss in transit, casualty and all risk. Debtor will make timely payment of all premiums required to maintain such insurance in force. Debtor shall cause Secured Party to be an additional insured and loss payee under all policies of insurance covering any of the Collateral, to the extent of Secured Party's interest, in form satisfactory to Secured Party. Debtor will cause each policy of insurance to contain a clause or endorsement requiring the insurer to give not less than thirty (30) days prior written notice to Secured Party in the event of cancellation of the policy for any reason whatsoever. Debtor shall deliver copies of each insurance policy to Secured Party upon request. If Debtor fails to procure such insurance or to pay the premiums therefor when due, Secured Party shall have the right (but with no obligation) to make such payment, which amount Debtor shall pay to Secured Party on demand or, at Secured Party's option (but with no obligation to do so) Secured Party may add such amount to the unpaid principal due by Debtor under the Revolving Facility, in which event such amount will be deemed paid and the aggregate amount thereof shall be treated as a loan under the Revolving Facility. Debtor shall promptly notify Secured Party of any loss, damage, or destruction to the Collateral or arising from its use, whether or not covered by insurance. Secured Party is hereby authorized to collect all insurance proceeds directly. After deducting from such proceeds the expenses, if any, incurred by Secured

Party in the collection or handling thereof, Secured Party may apply such proceeds to the reduction of the Obligations, in such order as Secured Party determines, or at Secured Party's option may permit or require Debtor to use such money, or any part thereof, to replace, repair or restore the Collateral in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction.

         1.11 LANDLORDS, BAILEES. Except as disclosed in Exhibit 1.4, and except for consignment sales complying with subparagraph (ii) of the last sentence of paragraph 3.9 of the Loan and Security Agreement, Debtor will not deliver possession or control of any Collateral to any Person without Secured Party's prior written consent. Debtor shall notify each bailee other than any consignee, if any, from time to time in possession of any Collateral of Secured Party's security interests under this Agreement. At Secured Party's request, Debtor shall obtain such bailee's acknowledgment of such notice and its agreement to hold all Collateral from time to time in its possession subject to disposition at Secured Party's direction. At Secured Party's request, Debtor will cause the landlord to execute and deliver to Secured Party a Landlord's Waiver with respect to any leased locations where any Collateral will be located. Debtor shall immediately notify Secured Party upon receipt of any notice from any Person claiming past due rent, fees or other charges in respect of any Collateral.

         1.12 RIGHT TO CURE. In the event of a failure of Debtor to timely pay any amount or take any action it is required to take or pay pursuant to the Loan Documents in order to preserve, protect and maintain the Collateral and Secured Party's security interest therein, including without limitation, payment of any insurance premium, any repair, maintenance or storage charge, any landlord's claim, and any other encumbrance or claim asserted against the Collateral, Secured Lender may pay such amount or take such action. All such payments and all out-of-pocket costs and expenses made or incurred by Secured Party in taking such action shall be payable by Debtor to Secured Party on demand or, at Secured Party's discretion, deemed as a loan under the Revolving Facility as of the date or dates of Secured Party's disbursement thereof. Any payment made or other action taken by Secured Party under this paragraph shall be without prejudice to any right to assert an Event of Default or exercise any other remedy hereunder.

         1.13 PRESERVATION OF SECURED PARTY'S RIGHTS. To the extent allowed by law, neither Secured Party nor any of its officers, directors, employees, and agents shall be liable or responsible in any way for the safekeeping of any Collateral or for any act or failure to act with respect to the Collateral, or for any loss or damage thereto or any diminution in the value thereof, or for any act by any other Person. In the case of any instruments and chattel paper included within the Collateral, Secured Party shall have no duty or obligation to preserve rights against prior parties. The Obligations shall not be affected by any failure of Secured Party to take any steps to perfect its security interests or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release Debtor from any of the Obligations. Secured Party may extend the time for payment of the Obligations or modify or amend the terms of any of the Loan Documents, or compromise or grant other indulgences, renewals, extensions or releases, and take or omit to take any other action with respect to the Obligations or the Collateral, or any Person directly or indirectly obligated in connection therewith, without impairing Secured Party's security interests in the Collateral or any of Secured Party's rights under the Loan Documents.

         1.14 SPECIAL RIGHTS OF SECURED PARTY; POWER OF ATTORNEY. Debtor hereby irrevocably appoints Secured Party as Debtor's agent and attorney-in-fact, during the continuance of an Event of Default, to take any action necessary to preserve and protect the Collateral and Secured Party's interests under the Loan Documents. Debtor hereby authorizes and appoints Secured Party as attorney-in-fact, during the continuance of an Event of Default, to sign and file any financing statement or other document necessary to perfect Secured Party's security interest in the Collateral. If an Event of Default shall occur and be continuing, Secured Party shall have the right at any time to take any of the following action, in its own name or in the name of
Debtor:

(i) make written or verbal requests for verification of amounts owing on Receivables from any or all Persons which Secured Party believes may be account debtors or obligors on Receivables; (ii) notify any or all Persons which Secured Party believes may be account debtors or obligors on Receivables to make payments directly to Secured Party; (iii) take possession and control of proceeds of Receivables; (iv) redirect the deposit and disposition of collections and proceeds of Receivables; (v) endorse the name of Debtor on checks, instruments or other evidences of payment on Receivables; (vi) settle, adjust, compromise or discharge Receivables or extend time of payment upon such terms as Secured Party may determine; (vii) take action in Secured Party's name or Debtor's name to enforce collection of Receivables; (viii) prepare, sign and file, on behalf of Debtor in Debtor's name or in Secured Party's name as assignee, any proof of claim or other document in any bankruptcy proceedings of any account debtor or obligor on Receivables; (ix) prepare, sign and file, in the name of Debtor, any notice of lien or similar document necessary to create or perfect any materialman's lien, laborer's lien or similar lien in enforcement of any Receivables; (x) access, copy or utilize any information recorded or contained in any computer or data processing equipment or system in respect of the Receivables maintained by Debtor or any Affiliate, or to which Debtor has access; (xi) enter onto Debtor's premises and discuss Debtor's affairs with Debtor's personnel as may be reasonably necessary in connection with maintaining or enforcing Secured Party's rights under the Loan Documents,
(xii) open mail addressed to Debtor and dispose of checks or other proceeds of Receivables in accordance with this Agreement; (xiii) and take all other action allowed by law as may be necessary to carry out the Loan Documents and give effect to Secured Party's rights thereunder. Should Secured Party at any time elect to exercise its right of verification or notification with respect to the Receivables as provided in clause (i) or clause (ii) above, respectively, Secured Party shall have the right in its sole discretion to direct such request for verification, or notification, as the case may be, to all Persons which Secured Party believes may have transacted business with Debtor at any time, whether or not such Persons are then indebted to Debtor, and Secured Party is hereby released and discharged from any liability by reason of any such request for verification or notification. Costs and expenses incurred by Secured Party in connection with any of such actions by Secured Party, including attorneys' fees and out-of-pocket expenses, shall be reimbursed to Secured Party on demand.


                  ARTICLE II.  REPRESENTATIONS AND WARRANTIES

         Debtor represents and warrants to Secured Party the following:

         2.1 NAME; TRADE NAMES, ETC. Debtor is conducting, transacting, and carrying on its business under its name shown for Debtor in the definitions of this Agreement, and such other names as may be specified in Exhibit 2.1 (if any), and is not engaged in business under any other name. Except as provided in Exhibit 2.1 (if any), since January 1, 1994, Debtor has not (i) done business under any other name, (ii) been party to a merger, consolidation or similar business reorganization or combination or (iii) acquired any of the property included within the Collateral from any other Person, except for Inventory purchased in the ordinary course of business.

         2.2 CHIEF EXECUTIVE OFFICE. Debtor's chief executive office is located as specified for Debtor in the Definitions of this Agreement.

         2.3 EXISTENCE. Debtor is a Delaware corporation, duly formed, validly existing, and in good standing under the laws of the State of Delaware, and is duly qualified or licensed to transact business in all jurisdictions the laws of which require it to be so qualified or licensed.

         2.4 POWER AND AUTHORITY; VALIDITY. Debtor possesses all requisite power and authority to own, lease and operate its properties and to carry on its business and to execute, deliver, and comply with the Loan

Documents. This Agreement, and any and all documents executed by Debtor incident thereto, have been duly authorized by all necessary corporate action and has been duly executed and delivered by Debtor, and evidence valid and binding obligations enforceable in accordance with its respective terms.

         2.5     NO CONFLICTING AGREEMENTS.   Debtor represents that the
execution, delivery and performance of the Loan Documents will not violate its articles of incorporation or bylaws, nor constitute a default under, or result in a breach of, any contract, agreement, or other instrument to which it is a party or which is applicable to its property.

         2.6     OWNERSHIP.   There are no subscriptions, options to purchase,
conversion or exchange rights, warrants or other agreements, claims or commitments of any nature obligating Debtor to issue, transfer, deliver or sell additional interests in Debtor.

         2.7 SUBSIDIARIES. Debtor has no Subsidiaries other than Bollinger Operating Corp., Bollinger Holding Company and NBF, Inc.

         2.8     LITIGATION.  Other than as disclosed to Secured Party in
Exhibit 2.8 (if any), Debtor represents that it is not a party to any pending lawsuits or proceedings before or by any state or federal court or governmental agency or instrumentality, which are reasonably expected to have a Material Adverse Effect and is not aware of any threatened or potential lawsuits, proceedings, claims, or investigations, which are reasonably expected to have a Material Adverse Effect. The items, if any, disclosed in Exhibit 2.8 (if any), in the event of any unfavorable or adverse determination, will result in or cause a Material Adverse Effect.

         2.9 COMPLIANCE WITH LAWS. Debtor represents that it is not in violation of any laws, regulations and orders in any respect which will result in or cause, or reasonably would be expected to result in or cause, a Material Adverse Effect.

         2.10 JUDGMENTS. There are no outstanding or unpaid judgments against Debtor.

         2.11 TAXES. All tax returns or filings required to be filed by Debtor have been filed and taxes imposed upon Debtor which are due and payable have been paid.

         2.12 TITLE TO PROPERTY. Debtor has good and indefeasible marketable title to all Collateral.

         2.13 CONSENTS. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution, delivery and performance of this Agreement except the filing of such financing statements, security agreements and other documents as are necessary to perfect first and prior Liens in the Collateral in favor of Secured Party. Debtor has all required governmental permits and licenses, if any, on account of its operations and activities and is in full compliance with the terms and conditions thereof, and all such permits and licenses are in full force and effect.

         2.14 FULL DISCLOSURE. Debtor has disclosed to Secured Party all material facts known to Debtor concerning the Collateral and its financial condition and business operations. All information furnished by Debtor to Secured Party was true and complete at the time of delivery thereof to Secured Party, and there has been no material change in any such information except as may have been disclosed by Debtor to Secured Party in writing. There is no fact known to Debtor which would be reasonably expected to result in or cause a Material Adverse Effect.

         2.15 SOLVENCY. As of, and immediately following the effective date of this Agreement: (i) the fair saleable value of all assets of Debtor exceeds the amount of all of Debtor's existing debts and liabilities (including contingent liabilities), (ii) the assets of Debtor do not constitute an unreasonably small capital for the operation of Debtor's business as now conducted and as intended to be conducted, taking into account all known or projected capital requirements for such operations, (iii) Debtor does not intend to incur debts beyond its ability to pay as they mature, and (iv) Debtor's cash flow is sufficient to pay all existing debts and liabilities as they become due.

         2.16 EMPLOYEE RELATIONS. Debtor is not aware of any contemplated, threatened or pending strike, work stoppage or other labor dispute involving its employees.

         2.17 ENVIRONMENTAL MATTERS. Debtor represents and warrants to Secured Party that to the best of Debtor's knowledge: (a) all of Debtor's activities and conduct of business related to the use and handling of Hazardous Materials, comply and have at all times complied with all Environmental Requirements; (b) neither Debtor nor any prior owner of the Collateral has received notice or other communication concerning any alleged violation of Environmental Requirements, whether or not corrected to the satisfaction of the appropriate authority, or notice or other communication concerning alleged liability for Environmental Damages, and there exists no writ, injunction, decree, order, judgment or lien, nor any lawsuit, claim, proceeding citation, directive, summons or investigation, pending or threatened, relating to the ownership, use, maintenance or operation of Debtor's business or any associated real property, by any Person, or from alleged violation of Environmental Requirements; (c) Debtor has all permits and licenses required to be issued to it by any governmental authority on account of any or all of its activities, and is in full compliance with the terms and conditions of all such permits and licenses. No change in the facts or circumstances reported or assumed in the application for or granting of any such permits or licenses exists, and such permits and licenses are in full force and effect.

         2.18 REPRESENTATIONS AND WARRANTIES CUMULATIVE. The representations and warranties contained in this Article II are in addition to all other representations and warranties provided in the Loan Documents.

                            ARTICLE III.  COVENANTS

         Throughout the Contract Term and until payment and performance in full of the Obligations (unless otherwise allowed by prior written consent of Secured Party):


         3.1 AUTHORITY. Immediately following any effective change thereof (and at such other times, from time to time, at the request of Secured Party) Debtor shall certify to Secured Party the names and signatures of all Persons authorized to execute and deliver any documentation required by this Agreement.

         3.2 BOOKS AND RECORDS. Debtor shall keep and maintain proper, complete and consistent books of record and account respecting the Collateral and Debtor's affairs and financial condition in accordance with GAAP, and shall, upon reasonable notice from Lender, permit Secured Party from time to time during normal business hours, by and through its authorized agents, to visit and inspect any of its properties, inspect and copy its books and records, and discuss its affairs, finances, accounts, and operations with its officers.

         3.3 EXISTENCE. Debtor shall preserve and maintain its existence, good standing and authority to transact business in all jurisdictions where necessary for the proper conduct of its business, and shall maintain all of its properties, rights, privileges and franchises necessary or desirable in the normal conduct of its business.

         3.4 INFORMATION. In addition to information and items specifically required by Agreement, Debtor shall promptly furnish to Secured Party such other information or documentation respecting the Collateral as Secured Party may request.

         3.5 NOTIFICATION OF CONTINGENT LIABILITIES. Promptly upon receiving notice or otherwise becoming aware thereof, Debtor shall notify Secured Party of any pending or threatened lawsuit, claim, action, liability, investigation or proceeding that would be treated as a contingent liability of Debtor under GAAP and is in an amount in excess of $100,000.00, or which is reasonably expected to result in a Material Adverse Effect.

         3.6 NOTIFICATION OF MATERIAL CHANGES. Debtor will notify Secured Party in writing at least thirty (30) days prior to the occurrence of any of the following: (i) change of Debtor's name, (ii) change of Debtor's address or principal place of business, (iii) change of the location of Debtor's books and records, (iv) change of the location of any Collateral, (v) the opening of any new place of business or the closing of any existing place of business or (vi) use of any trade name, fictitious name or other assumed name. Debtor shall promptly notify Secured Party of any change in any other material fact or circumstance represented or warranted in this Agreement.

         3.7 NOTIFICATION REGARDING DEFAULT. Debtor shall immediately notify Secured Party in writing upon becoming aware of the existence of any condition or event which constitutes an Event of Default or any condition or event which, after notice or lapse of time, or both, would constitute an Event of Default, therein specifying the nature and period of existence thereof and what action Debtor is taking or proposes to take with respect to such condition or event. Debtor shall immediately notify Secured Party in writing if it knows, or reasonably expects, that an Event of Default will occur, therein specifying the nature of the anticipated Event of Default. Without limiting the foregoing, Debtor will also immediately notify Secured Party of any of the following: (i) Debtor's board of directors has authorized the filing by Debtor of a petition in bankruptcy, (ii) Debtor is aware that any covenant under this Agreement or any other loan document has been breached, or reasonably expects that any such covenant will be breached, and (iii) repossession or attempted repossession by any Person of any Inventory.

         3.8 PAYMENT OF TAXES. Debtor shall promptly pay, or cause to be paid, when due, any and all taxes except such taxes as may be contested in good faith by appropriate proceedings, provided, that adequate reserves shall be maintained as are appropriate according to GAAP. Debtor agrees that it shall immediately notify Secured Party of the initiation of any such contest and advise Secured Party from time to time of the status thereof. Debtor shall promptly pay any amounts finally adjudged to be due pursuant to any such contest, with all costs, penalties, and interest thereon, before any writ or order is issued under which the Collateral, or any portion thereof, may become subject to any lien or encumbrance.

         3.9 COMPLIANCE WITH LAWS. Debtor shall comply with all applicable laws, regulations and orders applicable to it or its property, a violation of which would reasonably be expected to result in a Material Adverse Effect. At Secured Party's request, Debtor will provide Secured Party with evidence of Debtor's compliance with Environmental Requirements.

         3.10 COMPLIANCE WITH AGREEMENTS. Debtor shall comply in all material respects with all agreements, indentures, mortgages, or documents binding upon Debtor or affecting its property or business to the extent a failure to so comply would have a Material Adverse Effect.

         3.11 WAIVERS AND CONSENTS RESPECTING THE COLLATERAL. Debtor shall furnish to Secured Party such waivers and consents as may reasonably be requested by Secured Party with respect to Secured Party's security interests and liens in the Collateral.

         3.12 PROHIBITION AGAINST LIENS ON COLLATERAL. Debtor will not grant, create or allow to exist any security interest, lien or other encumbrance on any of the Collateral or any other property (real or personal) of Debtor, except Permitted Liens.

         3.13 DISSOLUTION, LIQUIDATION, MERGER. Debtor will not become a party to a merger or consolidation, or wind-up, dissolve, or liquidate itself, except as otherwise provided in paragraph 6.24 of the Loan and Security Agreement.

         3.14 COVENANTS CUMULATIVE. The covenants contained in this Article III are in addition to all other covenants provided in the Loan Documents.


                         ARTICLE IV.  EVENT OF DEFAULT

         4.1 EVENT OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         (a) Any Event of Default under the Loan and Security Agreement or any of the other Loan Documents;

         (b) Any violation, breach or default of any covenant, agreement or other obligation under this Agreement and the failure of Debtor to cure such default within fifteen (15) days following notice to Debtor from Secured Party of such violation, breach or default;

         (c) Any representation or warranty made by Debtor in the Loan Documents was false in any material respect at the time when made;

         (d) Except as otherwise permitted in paragraph 6.24 of the Loan and Security Agreement, the dissolution or liquidation of Debtor or the taking of any action by the board of directors or shareholders of Debtor to dissolve or liquidate; or

         (e) Repudiation, or attempted termination or revocation, by Debtor of this Agreement.


                              ARTICLE V.  REMEDIES

         5.1 REMEDIES. Should any Event of Default occur at any time, Secured Party may in its discretion take any or all of the following action:
(i) take such steps as Secured Party may deem appropriate to foreclose and enforce any and all security interests, liens and assignments now or hereafter granted to Secured Party to secure payment and performance of the Obligations, or any part thereof, including without limitation, the security interests and liens granted under this Agreement; or (ii) exercise and avail itself of any and all other remedies as may be available under the Loan Documents or as otherwise may be available according to law. Secured Party at all times shall have the rights and remedies of a secured party under the Code, including but not limited to the right to take possession or enforce direct payment of the Collateral. Secured Party may demand, collect, receipt for, settle, compromise adjust, sue for, foreclose or otherwise realize upon Collateral as it may determine. In taking possession of any Collateral, Secured Party is authorized to enter upon any premises owned or leased by Debtor where any Collateral is located. At its option, Secured Party may require Debtor to assemble the books and records relating to the Collateral and make the same available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both Secured Party and Debtor. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. For this purpose, it is agreed that at least ten (10) Business Days notice of the time of sale or other intended disposition of the Collateral delivered in accordance with paragraph 6.2 shall be deemed to be reasonable notice in conformity with the Code. Secured Party may adjourn or otherwise reschedule any public sale by announcement at the time and place specified in the notice of such public sale, and such sale may be made at the time and place as so announced without necessity of further notice. Secured Party shall not be obligated to sell or dispose of any Collateral, notwithstanding any prior notice of intended disposition. With respect to any instruments or chattel paper at any time included within any proceeds of the Collateral, Secured Party shall not have any duty or obligation to take steps to preserve rights against prior parties.

         5.2 ENFORCEMENT COSTS; APPLICATION OF PROCEEDS. Upon demand by Secured Party, Debtor shall pay any and all reasonable expenses, including legal expenses, reasonable attorneys' fees, court costs, collection costs, and traveling expenses, incurred or paid by Secured Party in protecting or enforcing any of its rights hereunder, including its right to take possession, hold, store, prepare for sale, sell, or otherwise dispose of the Collateral and collect the proceeds of any Collateral. Until reimbursed or otherwise paid, all such expenses shall be deemed to be included within the Obligations. After deducting all of such expenses, any remaining proceeds of collection or sale of the Collateral shall be applied in payment of the Obligations in such manner as Secured Party may determine, and the excess, if any, shall be disbursed by Secured Party in accordance with applicable law. Debtor expressly agrees that it shall remain liable for any deficiency.

         5.3 WAIVER OF NOTICES. Except as otherwise expressly provided in this Agreement, Debtor expressly waives presentment, demand, notice of intention to accelerate, notice of acceleration, protest and any other notices of any kind with respect to the Obligations.

         5.4 SETOFF. Debtor irrevocably authorizes Secured Party to charge any account of Debtor maintained with Secured Party with such amount as may be necessary from time to time to pay any Obligations then due. Debtor agrees that Secured Party shall have a contractual right to setoff any and all deposits or other sums at any time credited by or due from Secured Party to Debtor against any part of the Obligations then due. Such right of setoff may be exercised at any time by Secured Party without prior notice, provided an Event of Default exists. Upon the occurrence of an Event of Default and for so long as the same shall remain in existence and not cured or waived, Secured Party shall be entitled in its discretion to hold any such deposits or other sums pending acceleration of the Obligations.

         5.5 PERFORMANCE BY SECURED PARTY. Should Debtor fail to perform any covenant, duty, or agreement required by the Loan Documents, Secured Party may, at its sole option and election, perform or attempt to perform same on behalf of Debtor at Debtor's cost and expense, provided that Secured Party shall have no obligation or duty to take any such action. Debtor agrees to reimburse Secured Party for the reasonable amount of such costs and expenses on demand.

         5.6 NON-WAIVER. Forbearance or indulgence of any Event of Default or any other event or condition which is or would be the subject of a required notice under the Loan and Security Agreement, at any time from time to time, shall not be deemed a waiver of any rights of Secured Party under the Loan Documents. The acceptance by Secured Party at any time and from time to time of any partial payment of the Obligations shall not be deemed to be a waiver of any Event of Default then existing. No delay or omission by Secured Party in exercising any right or remedy shall impair such right or remedy, or be construed as a waiver thereof, nor shall any single or partial exercise of any such rights or remedies preclude other or further exercise thereof. Secured Party shall not be required or obligated to file suit or otherwise pursue any other Person for enforcement or collection of any of the Obligations or to take any action to realize upon any of the Collateral.

         5.7 CASH COLLATERAL; INJUNCTIVE RELIEF. All cash proceeds of Collateral from time to time existing, including without limitation collections and payments of Receivables, whether consisting of cash, checks or other similar items, at all times shall be subject to an express trust for the benefit of the Lender. All such proceeds shall be subject to the Lender's continuing security interests under this Agreement and the other the Loan Documents. Debtor is expressly prohibited from using, spending, retaining or otherwise exercising any dominion over such proceeds, except to the extent, if any, as may be expressly allowed by Lender pursuant to written agreement signed by Lender. Debtor acknowledges and agrees that an action for damages against Debtor for any breach of such prohibitions shall not be an adequate remedy at law. In the event of any such breach, Debtor agrees to the fullest extent allowed by law that Lender shall be entitled to injunctive relief to restrain such breach and require compliance with the requirements of this Agreement.


                           ARTICLE VI.  MISCELLANEOUS

         6.1 EFFECTIVE DATE; DURATION. This Agreement shall be effective as of the effective date specified in the preamble of this Agreement. Notwithstanding any termination or notice of termination by Borrower under the Loan and Security Agreement, the Obligations and all rights and benefits of Secured Party under this Agreement shall remain in full force and effect until the Obligations have been paid in full. Debtor shall have no right of termination or revocation of this Agreement except on or after termination of the Loan and Security Agreement.

         6.2 NOTICES. Any consent, approval, notice, request, or demand from one party to another must be made in writing to be effective, and shall be deemed to have been given on the third Business Day after its deposit in the United States mail, postage prepaid and properly addressed, by certified or registered mail, return receipt requested, or on the Business Day on which it is actually delivered by messenger delivery, telecopy or other electronic transmission, whichever is earlier. The address of each party for the purposes hereof is as follows:

         Debtor:

         Bollinger Industries, Inc.
         222 W. Airport Freeway
         Irving, Texas 75062
         Attention:  Mr. Stephen P. Richman
         Telecopy:   214/438-6242

         Secured Party:

         NationsBank of Texas, N.A.
         NationsBank Plaza, 11th Floor
         901 Main Street
         Dallas, Texas 75202
         Attention: Greg Nicholas
         Telecopy:  214/508-2588
or such other address as may hereafter be designated and delivered in writing.

         6.3 SECURED PARTY'S RECORDS; ACCOUNT STATEMENTS. Secured Party's records in respect of loans advanced, accrued interest, payments received and applied and other matters in respect of calculation of the amount of the Obligations shall be deemed conclusive absent demonstration of error. All statements of account rendered by Secured Party to Borrower relating to principal, accrued interest or costs owing by Borrower under the Loan and Security Agreement shall be presumed to be correct and accurate unless, within thirty (30) days after receipt thereof, Borrower shall notify Secured Party in writing of any claimed error therein.

         6.4 CONTINUING RIGHTS OF SECURED PARTY IN RESPECT OF OBLIGATIONS. In the event any amount from time to time applied in reduction of the Obligations is subsequently set aside, avoided, declared invalid or recovered by Borrower or any trustee or in bankruptcy, or in the event Secured Party is otherwise required to refund or repay any such amount pursuant to any applicable law, then the Obligations shall automatically be deemed to be revived and increased to the extent of such amount and the same shall continue to be secured by the Collateral as if such amount had not been so applied.

         6.5 FEES, COSTS AND EXPENSES. Debtor agrees to pay all reasonable costs and expenses incurred by Secured Party in connection with enforcing any provision of the Loan and Security Agreement, collecting the Obligations, exercising any rights or remedies or pursuing or defending any claim arising out of, or in any way relating to this Agreement, including without limitation fees and costs of attorneys, experts or other consultants retained by Secured Party in connection therewith. All fees, costs and expenses for which Debtor is obligated under this Agreement shall be payable to Secured Party on demand.

         6.6 ACCEPTANCE AND PERFORMANCE. This Agreement shall become effective only upon acceptance by Secured Party at its offices in Dallas, Dallas County, Texas. The Obligations are performable at Secured Party's offices in Dallas, Dallas County, Texas. Debtor agrees that Dallas County, Texas shall be the exclusive venue for litigation of any dispute or claim arising under or relating to the Loan Documents, and that such county is a convenient forum in which to decide any such dispute. Debtor consents to the personal jurisdiction of the state and federal courts located in Dallas County, Texas for the litigation of any such dispute or claim.

         6.7 OBLIGATIONS. The rights of Secured Party in respect of the Obligations shall not be impaired by reason that the amount thereof at any time exceeds any stated maximum or other limitation provided in the Loan and Security Agreement.

         6.8 BENEFITS. Debtor acknowledges that this Agreement is reasonably expected to benefit Debtor, directly and indirectly, is within its corporate purpose, and is in its best interest. Debtor hereby acknowledges that its agreement to this Agreement is in consideration of the availability of the extension of credit to Borrower under the Loan and Security Agreement and is not required by Secured Party or any Secured Party as a condition to the availability of any loans or other credit to Debtor.

         6.9     EXPRESS WAIVERS.  Debtor agrees as follows:

                 (a) Debtor hereby waives: (1) notice of acceptance of this Agreement; (2) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Obligations; (3) notice of the amount of the Obligations, subject, however, to Debtor's right to make inquiry of Secured Party to ascertain the amount thereof at any reasonable time; (4) notice of any adverse change in the financial condition of Borrower or any other fact that might increase Debtor's risk with respect to Borrower under any agreement; (5) notice of presentment for payment, demand, protest, and notice thereof, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind as to any promissory notes or other instruments among the Loan Documents; and (6) all other notices (except if such notice is specifically required to be given to Debtor hereunder or under any of the Loan Documents to which Debtor is a party) and demands to which Debtor might otherwise be entitled.

                 (b) Debtor waives any defense arising by reason of any disability or other defense of Borrower or any other party liable on the Obligations (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly paid) or by reason of the cessation from any cause whatsoever of the liability of Borrower or any such other party in respect thereof.

                 (c) Debtor hereby waives and agrees not to assert against Secured Party or any Secured Party: (1) any defense, set-off, counterclaim, or claim of any kind or nature available to Borrower against Secured Party, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; (2) to the extent allowed by law, any right or defense arising by reason of any claim or defense based upon an election of remedies by Secured Party under any applicable law.

                 (d) In addition to the foregoing waivers, Debtor hereby waives outright and absolutely, any right of subrogation Debtor has or may have against Borrower with respect to the Obligations. In addition, Debtor hereby waives any right to proceed against Borrower or any other Person, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Debtor may now have or hereafter have as against Borrower or any such other Person with respect to the Obligations. Debtor also hereby waives any rights to recourse to or with respect to any asset of Borrower or any such other Person. Debtor agrees that in light of the immediately foregoing waivers, the execution of this Agreement shall not be deemed to make Debtor a "creditor" of Borrower or any other Person liable on the Obligations, and that for purposes of Sections 547 and 550 of the Bankruptcy Code, Debtor shall not be deemed a "creditor" of Borrower or any such other Person.

                 (e) Secured Party shall have the right to seek recourse against Debtor to the fullest extent provided for herein, and no election by Secured Party to proceed in one form or action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Secured Party's right to proceed in any other form of action or proceeding or against other parties unless Secured Party has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Secured Party under any document or instrument evidencing the Obligations shall serve to diminish the liability of Debtor under this Agreement except to the extent that Secured Party finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

                 (f) Debtor represents and warrants to Secured Party that Debtor is currently informed of the financial condition of Borrower and all other Persons liable on the Obligations as provided by the Loan and Security Agreement, and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Debtor further represents and warrants to Secured Party that Debtor has read and understands the terms and conditions of the Loan Documents. Debtor hereby covenants that Debtor will continue to keep informed of the financial condition of Borrower and all other Debtors and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations. Debtor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all property intended to be security for the payment of all or any part of the

         Obligations; provided, however, Debtor is not relying on such financial condition or security as an inducement to enter into this Agreement. Debtor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Debtor is not relying on Secured Party to provide such information to Debtor either now or in the future. Neither Secured Party, nor any other party has made any representation, warranty or statement to Debtor in order to induce Debtor to execute this Agreement.

                 (g) Debtor waives promptness and diligence, and the taking of any other action by Secured Party, including without limitation, giving any notice of default or any other notice to, or making any demand on, Borrower, any other Person obligated on all or any part of the Obligations or any other party, except as expressly provided by the Loan and Security Agreement.

                 (h) Debtor waives any rights Debtor has under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Agreement or as it may be amended from time to time.

                 (i) Secured Party may at any time, without the consent of or notice to Debtor, without incurring responsibility to Debtor and without impairing, releasing, reducing or affecting the obligations of Debtor hereunder: (i) change the manner, place or terms of payment of all or any part of the Obligations, or renew, extend, modify, rearrange or alter all or any part of the Obligations; (ii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any Collateral or any other "Collateral" (as defined in the Loan and Security Agreement) or setoff against all or any part of the Obligations; (iii) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Obligations or this Agreement or to take or prosecute any action in connection with any of the Loan Documents; (iv) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting;
         (v) settle or compromise all or any part of the Obligations and subordinate the payment of all or any part of the Obligations to the payment of any obligations, indebtedness or liabilities which may be due or become due to Secured Party or others; (vi) apply any deposit balance, fund, payment, collections through process of law or otherwise or other property of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Secured Party, if any, not guaranteed under this Agreement; (vii) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to Borrower or any other Person in respect thereof; (viii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or (ix) release or substitute any Debtor, or enforce, exchange, release, or waive any security for the Obligations, or any portion thereof and (x) apply any sums paid to Secured Party by Debtor, Borrower or others to the Obligations as provided by the Loan Documents.

                 (j) Should Secured Party seek to enforce the obligations of Debtor hereunder by action in any court or otherwise, Debtor waives any requirement, substantive or procedural, that (i) rights or remedies be enforced first against Borrower, or any other Person liable for all or any part of the Obligations, including without limitation that a judgment first be rendered against Borrower or any such other Person, or that Borrower or any such other Person should be joined in such cause, or (ii) enforcement shall first be made against any property which shall ever have been given to secure all or any part of the Obligations or this Agreement. Such waiver shall be without prejudice to Secured Party's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

                 (k) In addition to any other waivers, agreements and covenants of Debtor set forth herein, Debtor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of Secured Party and its directors, officers, employees, representatives or agents in connection with administration of the Obligations, except for willful misconduct and gross negligence.

         6.10 COPIES VALID AS FINANCING STATEMENTS. A carbon, photographic or other reproduction, including photocopy, telecopy or electronic transmission, of this Agreement or any financing statement shall be sufficient as a financing statement.

         6.11 ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                 6.11.1 SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE.
         ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                 6.11.2 RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO

         ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         6.12 GOVERNING LAW. THIS AGREEMENT, AND ALL DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS.

         6.13 ENTIRETY AND AMENDMENTS. This Agreement embodies the entire agreement between the parties relating to the subject matter hereof, and may be modified or amended only by an instrument in writing executed by an authorized officer of each party hereto.

         6.14    PARTIES BOUND.   This Agreement shall be binding upon and
inure to the benefit of Debtor, Secured Party, and their respective permitted successors in interest and assigns. Debtor may not assign any right, power, duty, or obligation under this Agreement, or any document or instrument executed in connection herewith, without the prior written consent of Secured Party. This Agreement is intended for the benefit of Debtor, Secured Party, and their respective successors in interest and assigns only, and may not be relied upon by any other Person.

         6.15 EXHIBITS. All exhibits referenced herein, and attached hereto, are incorporated in this Agreement and made a part hereof for all purposes.

         6.16 CUMULATIVE RIGHTS. All rights and remedies of Secured Party under the Loan Documents are cumulative, and are in addition to rights and remedies otherwise available by law. Such rights and remedies may be exercised concurrently or successively, at such times as Secured Party may determine in its discretion. Debtor waives any right to require marshalling.

         6.17 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future laws effective during the Contract Term, such provisions shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement. In such case, the remaining provisions of the Agreement shall remain in full force and effect and shall not be affected thereby.

         6.18 MULTIPLE COUNTERPARTS. This Agreement may be executed simultaneously in one or more multiple originals, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         6.19 SURVIVAL. All covenants, agreements, representations, and warranties made by Debtor herein shall survive the execution, delivery, and closing of this Agreement, and all documents executed in connection herewith, and shall not be affected by any investigation made by any party.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


NATIONSBANK OF TEXAS, N.A.                      BOLLINGER INDUSTRIES, INC.


By:      /s/ Greg Nicholas                      By /s/ Glenn D. Bollinger
         -------------------------                 ------------------------
Name:    Greg Nicholas                          Name:   Glenn D. Bollinger
Title:   Vice President                         Title:  Chairman and Chief
                                                        Executive Officer



EXECUTED as of the effective date specified in the preamble.

                                             Debtor:
                                             ------

                                             BOLLINGER INDUSTRIES, INC.


                                             By: /s/ Glenn D. Bollinger
                                                 -------------------------
                                             Name:   Glenn D. Bollinger
                                             Title:  Chairman and Chief
                                                     Executive Officer


THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )


         BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said BOLLINGER INDUSTRIES, INC., and that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 14th day of March,
1996.


                                             /s/ Donna M. Malizia
                                             -----------------------------
                                             NOTARY PUBLIC, STATE OF TEXAS
My Commission Expires:
    11-09-98                                 Donna M. Malizia
- - ----------------------                       -----------------------------
                                             (Printed Name of Notary)

                                  EXHIBIT 1.3
                                       to
                               SECURITY AGREEMENT
                                    between
                           NATIONSBANK OF TEXAS, N.A.
                                      and
                           BOLLINGER INDUSTRIES, INC.



                 Other Security Interest, Liens or Encumbrances




                 Secured Party                         Collateral Covered
                 -------------                         ------------------

                                  EXHIBIT 1.4
                                       to
                               SECURITY AGREEMENT
                                    between
                           NATIONSBANK OF TEXAS, N.A.
                                      and
                           BOLLINGER INDUSTRIES, INC.


                              Collateral Locations




                 Location                                           Landlord
                 --------                                           --------

                                  EXHIBIT 1.9
                                       to
                               SECURITY AGREEMENT
                                    between
                           NATIONSBANK OF TEXAS, N.A.
                                      and
                           BOLLINGER INDUSTRIES, INC.


                                  Consignments

                                  EXHIBIT 2.1
                                       to
                               SECURITY AGREEMENT
                                    between
                           NATIONSBANK OF TEXAS, N.A.
                                      and
                          BOLLINGER INDUSTRIES , INC.


                               Trade Names, Etc.

                                  EXHIBIT 2.8
                                       to
                               SECURITY AGREEMENT
                                    between
                           NATIONSBANK OF TEXAS, N.A.
                                      and
                           BOLLINGER INDUSTRIES, INC.


                                   Litigation




                             No Material Litigation

                              FINANCING STATEMENT
                              -------------------
 THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER FOR FILING PURSUANT
                                    TO THE
                         TEXAS UNIFORM COMMERCIAL CODE

______________________________________________________________________________

DEBTOR'S NAME                                      Bollinger Industries, Inc.
AND ADDRESS:                                       222 Airport Freeway
                                                   Irving, Texas 75062
- - ------------------------------------------------------------------------------

SECURED PARTY'S                                    NationsBank of Texas, N.A.
NAME AND ADDRESS:                                  P.O. Box 831000
                                                   Dallas, Texas 75283-1000
- - -------------------------------------------------------------------------------

FOR FILING OFFICER:                                Secretary of State of Texas
- - -------------------------------------------------------------------------------


         This financing statement covers all "Collateral" defined below, whether now owned or existing or hereafter arising or acquired and wherever arising or located:

         "Collateral" means collectively all of the following, now owned and hereafter acquired: Receivables, Inventory, and all computer programs, applications, discs, software, files and other records pertaining to any Collateral, as well as any accessions, additions and attachments thereto and proceeds and products thereof, including without limitation, all products and proceeds consisting of cash, accounts, inventory, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom and in and to all returned or repossessed goods arising from or relating to any of such property or other proceeds of any other sale or other disposition of such property. As used herein:

         "Inventory" means all Inventory now or hereafter owned, acquired, possessed or held on consignment or for sale or return by Debtor, including (a) all goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property, wheresoever located, and (b) Inventory purchased by Debtor and in transit to Debtor, together with all documents, instruments, bills of lading or warehouse receipts and all general intangibles related thereto, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts for service or used or consumed in Debtor's business and additions and accessions thereto and contracts with respect thereto and all documents of title evidencing or representing any part thereof, and all products and proceeds thereof. "Inventory" also includes returned Inventory:

         "Receivables" means all of Debtor's now owned or existing accounts as well as any and all accounts that may hereafter arise or be acquired by Debtor, and all the proceeds and products thereof, including without limitation, all notes, drafts, acceptances, instruments and chattel paper arising therefrom, and all returned or repossessed goods arising from or relating to any such accounts, or other proceeds of any sale or other disposition of Inventory.

         Products of the Collateral are also covered.

         Unless expressly provided otherwise, any term used herein which is defined by the Texas Uniform Commercial Code shall have the same meaning, wherever used in this financing statement, as is prescribed in the Texas Uniform Commercial Code.

                                        Bollinger Industries, Inc.

                                        By:/s/ Glenn D. Bollinger
                                           --------------------------------
                                        Name:  Glenn D. Bollinger
                                        Title: Chairman and Chief Executive
                                               Officer




After filing return to:
Jenkens & Gilchrist
Attn:  Charles Helm
1445 Ross Avenue, Suite 3200
Dallas, Texas  75202

                               February 21, 1996



Bollinger Industries, L.P.
222 Airport Freeway
Irving, Texas 75062
Attention:       Mr. Glenn D. Bollinger

                 Re: Loan from NationsBank of Texas, N.A. to Bollinger Industries, L.P.

Gentlemen:

         This letter is written pursuant to the Loan and Security Agreement dated as of September 9, 1994, by and between Bollinger Industries, L.P. ("Bollinger") and NationsBank of Texas, N.A. ("Bank") (as the same has previously been and may hereafter be amended, the "Loan Agreement"). Initially-capitalized terms defined in the Loan Agreement and not otherwise defined herein shall have the same meanings when used in this letter as in the Loan Agreement.

         The Loan Agreement provides that the Borrowing Base consist of eighty percent (80%) of Eligible Accounts plus fifty percent (50%) of Eligible Inventory, but restricts the total amount of the Borrowing Base attributable to Eligible Inventory to the amount of the Borrowing Base represented by Eligible Accounts. The limit on the amount of the Borrowing Base which may be attributed to Eligible Inventory is referred to hereinafter as the "Inventory Sublimit." Bollinger has requested the Bank to temporarily increase the Inventory Sublimit such that the maximum amount of the Borrowing Base that is attributable to Eligible Inventory may equal, but not exceed, an amount equal to eighty percent (80%) of Eligible Accounts plus $1,500,000. The increased Inventory Sublimit is referred to hereinafter as the "Interim Sublimit." Bollinger has requested the Bank to put the Interim Sublimit in place from and including February 21, 1996, to but excluding March 8, 1996, such that the Borrowing Base during that period will consist of eighty percent (80%) of Eligible Accounts plus the lesser of (i) fifty percent (50%) of Eligible Inventory or (ii) an amount equal to eighty percent (80%) of Eligible Accounts plus $1,500,000.

         This Bank is willing to implement the Interim Sublimit in the manner described in the preceding paragraph from and including February 21, 1996, to but excluding March 8, 1996; provided, however, that the Bank may suspend use of the Interim Sublimit and reinstate the application of the previous Inventory Sublimit at any time prior to March 8, 1996, without notice, and provided further, however, that the agreement of the Bank to temporarily implement the Interim Sublimit shall in no way impair the ability of the Bank to establish reserves against Eligible Accounts, Eligible Inventory, or the Borrowing Base as a whole in its discretion as provided in the Loan Agreement.

Bollinger Industries, L.P.
February 21, 1996
Page 2




         No failure on the part of the Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under the Loan Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under the Loan Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The agreement by the Bank to temporarily implement the Interim Sublimit provided in this letter does not constitute a waiver of the Inventory Sublimit in connection with any future action by Bollinger or a waiver of the Inventory Sublimit other than as specified in this letter, and does not constitute a waiver of any other condition of the Loan Agreement.

                                        Sincerely,


                                        NATIONSBANK OF TEXAS, N.A.


                                        By:     /s/ Greg Nicholas
                                                ---------------------
                                                Name: Greg Nicholas
                                                Title: Vice President

Bollinger Industries, L.P.
February 21, 1996
Page 3





         The undersigned acknowledges, consents to, and agrees to be bound by the terms of the foregoing letter.

                                        BOLLINGER INDUSTRIES, L.P.,
                                        a Texas limited partnership

                                        By:      Bollinger Operating Corp.,
                                                 A Nevada corporation,
                                                 General Partner

                                                 By:  /s/ Stephen P. Richman
                                                    --------------------------
                                                 Name: Stephen P. Richman
                                                 Title: Chief Financial Officer




         Bollinger Industries, Inc., Bollinger Operating Corp. and NBF, Inc. ("NBF"), each jointly and severally hereby acknowledge the execution of, and consent to, the terms and conditions of the preceding letter and reaffirm their respective obligations under those certain Guaranty By Corporation (the "Guaranties") each dated as of September 9, 1994, made by the undersigned in favor of the Bank, and acknowledge and agree that the Guaranties remain in full force and effect and the Guaranties are hereby ratified and confirmed; and NBF reaffirms its obligations under that certain Security Agreement (the "Security Agreement") dated as of September 9, 1994, made by NBF in favor of the Bank and acknowledges and agrees that the Security Agreement remains in full force and effect and the Security Agreement is hereby ratified and confirmed.

                                        BOLLINGER INDUSTRIES, INC.


                                        By:  /s/ Stephen P. Richman
                                           ------------------------------
                                        Name: Stephen P. Richman
                                        Title: Chief Financial Officer

Bollinger Industries, L.P.
February 21, 1996
Page 4





                                        BOLLINGER OPERATING CORP.


                                        By: /s/ Stephen P. Richman
                                           ------------------------------
                                        Name: Stephen P. Richman
                                        Title: Chief Financial Officer


                                        NBF, INC.


                                        By: /s/ Stephen P. Richman
                                           ------------------------------
                                        Name: Stephen P. Richman
                                        Title: Chief Financial Officer